Supplement dated March 9, 2018, to the following prospectuses:

American Beacon SiM High Yield Opportunities Fund
American Beacon Sound Point Floating Rate Income Fund
American Beacon The London Company Income Equity Fund
American Beacon Zebra Small Cap Equity Fund

Prospectuses dated December 29, 2017

This information supplements the Prospectus as follows:

In the "Appendix A – Intermediary Sales Charge Discounts and Waivers" section, delete the entire section and replace with the following:
Appendix A
Appendix A: Merrill Lynch
INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.
The information in this Appendix is part of, and incorporated into, the Fund's prospectus.
A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

	Shares purchased by or through a 529 Plan.
	Shares purchased through a Merrill Lynch affiliated investment advisory program.
	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.
	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
	Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.
	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch
	Death or disability of the shareholder
	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
	Return of excess contributions from an IRA Account
	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
	Shares acquired through a right of reinstatement
	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
	Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Appendix A: Morgan Stanley
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
	Shares purchased through a Morgan Stanley self-directed brokerage account

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program


Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE